UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2013

Global Condiments, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33691	33-0974674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Madison Avenue, 21st Floor, New York, NY (Address of principal executive offices)		10017 (Zip Code)

4121 Clipper Court, Fremont, CA (Former address if changed since the last report)		94538 (Zip Code)

Registrant’s telephone number, including area code: (212) 729-3247

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On December 31, 2013, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Southport Lane Inc., a Delaware corporation (“Southport”), and our wholly-owned Delaware subsidiary, SPL Aquisition Corp. (“Acquisition Corp.”). Under the Merger Agreement, at the effective time of the merger, January 1, 2014, Acquisition Corp. merged with and into Southport, with Southport being the surviving entity. In connection with the closing of this transaction, we acquired all of the issued and outstanding shares of Southport common stock, and Southport became our subsidiary (the “Acquisition”).

In addition, pursuant to the terms and conditions of the Merger Agreement:

▪	The holders of all of the common stock of Southport issued and outstanding immediately prior to the closing of the Acquisition exchanged their shares of common stock for 48,868,264 newly-issued shares of our common stock.

▪	Immediately following the Acquisition, and after giving effect to the cancellation of 6,450,000 shares of our common stock in connection with the Transfer and Assumption Agreement described in Item 2.01 below, there were 50,000,000 shares of our common stock issued and outstanding.

As of the date of the Merger Agreement and currently, there are no material relationships between us or any of our affiliates and Southport, other than in connection with the transactions under the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Section 2 - Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

Agreement and Plan of Merger. On December 31, 2013, in accordance with the Merger Agreement, we acquired all of the issued and outstanding shares of common stock of Southport, which resulted in Southport becoming our wholly-owned subsidiary. In exchange for the shares of Southport common stock, the common stockholders of Southport received a total of 48,868,264 newly-issued shares of our common stock, representing approximately 97.74% of the outstanding shares of our common stock. 1,131,736 shares of common stock are held by our existing stockholders, representing approximately 2.26% of the outstanding shares of our common stock.

In addition to the shares of Southport common stock which we own, there are currently two classes of Southport preferred stock issued and outstanding: 34,000 shares of Southport Series A 10% Convertible Preferred Stock and 1,000,000 shares of Southport Series B Super-Voting Preferred Stock. Both classes of preferred stock are held by Heartland Family Group, LLC, an affiliate of Alexander Burns, a co-founder of Southport and our current Chief Executive Officer. While none of the preferred stock is currently convertible into or exercisable for shares of our common stock, the Southport Series A 10% Convertible Preferred Stock is convertible under certain circumstances into the common stock of Southport. Under the Southport Series B Super-Voting Preferred Stock, the holder of such stock has the right to fifty (50) votes for each share of Series B Preferred Stock then held by such holder, and with respect to such vote, such holder has full voting rights and powers equivalent to those of Southport’s common stock.

The issuance of shares of our common stock to the former holders of Southport’s common stock in connection with the Acquisition was not registered under the Securities Act of 1933, as amended (the “Securities Act”), but was conducted in reliance on the exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated under that section, which exempts sales of securities by an issuer not involving a public offering.

Following the Acquisition, we intend to carry on the business of Southport as our primary line of business. Southport was incorporated on June 11, 2013 as a closely-held Delaware corporation for the purpose of holding the equity interests and assets of a number of related entities in three primary lines of business: private equity fund management, insurance advisory services, and asset management. Southport owns all of the outstanding equity interests of its two subsidiaries, Southport Lane Advisors, LLC (“SLA”) and Southport Lane Securities, LLC (“SLS”), both Delaware limited liability companies. Through these subsidiaries and multiple indirectly owned operating subsidiaries, Southport operates these businesses as a diversified financial services platform. Each operating business earns fee-based revenue from clients on a contractual basis for providing financial services. Many of these fee agreements are contracted for a fixed period of time (such as the minimum term of the private equity fund) and may include fixed fees or fixed fees plus incentives.

SLA is registered as an investment advisor with the United States Securities and Exchange Commission (the “SEC”), and manages investments on behalf of institutional investors. These investments consist of a range of fixed income and other strategies.

SLS was created by Southport as a holding company for acquisitions in the wealth and asset management industries. On December 11, 2013, SLS acquired Capital Guarding Holdings, LLC, a North Carolina limited liability company, which owns both a registered broker-dealer and an SEC-registered investment adviser.

We have relocated our principal executive offices to 350 Madison Avenue, 21st Floor, New York, NY 10017. Our telephone number is now (212) 729-3247.

Transfer and Assumption Agreement. On December 31, 2013, we entered into an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations (the “Transfer and Assumption Agreement”) with Charles Herlocher, our former Chief Executive Officer. Pursuant to the terms of the Transfer and Assumption Agreement, Mr. Herlocher acquired all of the outstanding membership interests of our wholly-owned subsidiary Herlocher Foods Online, L.L.C., a Pennsylvania limited liability company (“HFO”), in consideration for assuming all past or present liabilities of HFO. As a result, we will no longer engage in the business conducted by HFO prior to its acquisition by Mr. Herlocher.

The foregoing description of the Transfer and Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Transfer and Assumption Agreement, a copy of which is filed as Exhibit 2.2 hereto and incorporated herein by reference.

Section 3 Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Prior to the issuance of 48,868,264 shares of our common stock to the former holders of the common stock of Southport, a majority of our shares was held by Trilogy Trading Company Ltd., a Bermuda corporation. The current holders of a majority of such newly-issued shares of common stock are Heartland Family Group, LLC (66.95%) and Avery Ellis, LLC (19.54%), both Delaware limited liability companies. Heartland Family Group, LLC is indirectly controlled by Alexander Burns, a co-founder of Southport and our Chief Executive Officer. Avery Ellis, LLC is controlled by Andrew Scherr, a co-founder of Southport and our Chief Operating Officer and Treasurer and a member of our Board of Directors.

The election of directors and other matters immediately following the effectiveness of the Acquisition was governed by the respective terms of the Merger Agreement and the Transfer and Assumption Agreement (see Item 5.02 below for a more detailed description of the appointment/election of our directors following the Acquisition).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2013, pursuant to the terms of the Merger Agreement, Charles Herlocher resigned as our President, Chief Executive Officer, Chief Financial Officer and sole member of our Board of Directors. Prior to his resignation, Mr. Herlocher appointed Alexander Burns as our Chief Executive Officer and a member of our Board of Directors.

Also on December 31, 2013 the following individuals were appointed to our Board of Directors to serve until the next annual meeting of our stockholders or until their earlier resignation or removal: Andrew Scherr, Joel Plasco, Glenn Weber and Jeffrey Devers. The Board appointed Andrew Scherr as our Chief Operating Officer and Treasurer, Robert Yingling as our Chief Financial Officer, Glenn Weber as our Executive Vice President, and Darren Fortunato as our Corporate Secretary. Set forth below is a summary description of the principal occupations and business experience of each of our directors and executive officers for at least the last five years:

Alexander Burns, 27, has served as our Chief Executive Officer since the closing of the Acquisition. In addition to these roles Mr. Burns is also the Chief Strategist of SLA, as well as a member of our Investment Committee. He is actively involved in developing our business strategy and positioning us to take advantage of emerging opportunities in our various businesses. Prior to co-founding Southport Lane, Mr. Burns was partner and head of structured products at Belstar Group, an institutional private investment firm, in 2010. Before that, he held several executive positions with Cyan Pictures and Cyan Pictures Capital, an entertainment finance firm specializing in the independent film market, from 2007 to 2010. Mr. Burns began his career at Twenty-First Securities, a multi-faceted financial services firm focused on providing arbitrage opportunities to private and institutional clients. He is a member of the American Association of Wine Economists, the International Association of Insurance Receivers, and the Structured Products Association. He is a past recipient of awards from both the United States Army and the Office of Naval Research for his work on computer modeling of complex systems. Mr. Burns holds a Bachelor of Arts degree in Classical Studies from Columbia University.

Robert Yingling, 52, has served as our Chief Financial Officer since the closing of the Acquisition. He is responsible for managing our personnel and systems to ensure compliance with applicable accounting and tax reporting requirements, as well as analysis and financial diligence processes. From September 2007 through May 2013, Mr. Yingling was a Director of Gleacher & Co. and served as chairman of the Audit Committee and, from September 2012 through May 2013, as chairman of a special committee to evaluate strategic alternatives. From January 2011 to the closing of the Acquisition, Mr. Yingling also served a consultant, primarily providing interim CFO services. From May 2009 through January 2011, he was Chief Executive Officer of Lifetopia Corporation, a developer of social networking software, prior to which, from March 2008 through May 2009, he was a consultant to Lifetopia and other technology companies. Previously, Mr. Yingling was Vice President and Chief Financial Officer of WRC Media Inc., from September 2004 to March 2008. Prior to WRC Media Inc., Mr. Yingling was Chief Financial Officer of BigStar Entertainment, Inc., where he led their initial public offering, and other companies. Mr. Yingling began his career as a manager in the Audit and Business Advisory Division of Arthur Andersen & Co. Mr. Yingling holds a Bachelor of Science degree in Accounting from Lehigh University and a Master’s degree in Business Administration from the Columbia University Graduate School of Business. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the New York State Society of CPAs.

Glenn Weber, 52, has served as our Executive Vice President and a member of our Board of Directors since the closing of the Acquisition. Mr. Weber is also the Chief Executive Officer of Southport Re, Southport’s reinsurance affiliate. Throughout his career, Mr. Weber has helped to create numerous insurance companies and other risk bearing entities, and has managed teams that deliver advice to insurance companies in the area of risk analytics, claims management and finance. Before joining Southport Re, Mr. Weber led the Risk Finance and Captive Consulting practices and Risk Management Outsourcing Group at Aon plc, from 2003 to 2012. He is the architect of “The Aon Plan,” a proposal for the U.S. Treasury to create a risk pool for distressed assets, and led the delegation that testified before the House Oversight Committee during the height of the financial crisis. Prior to Aon, Mr. Weber helped lead Advisen Ltd., the industry’s leading risk information company, and spent more than 12 years with global insurance broker Johnson & Higgins. He began his career at Marsh & McLennan, Incorporated (now Marsh, Inc.) in 1985. Mr. Weber, who holds a Bachelor of Arts degree from New York University and a Master of Business Administration degree from the New York University Stern School of Business, has been a frequent industry commentator on the subject of risk and insurance.

Andrew B. Scherr, 45, has served as our Chief Operating Officer and Treasurer and a member of our Board of Directors since the closing of the Acquisition. In addition to this role, Mr. Scherr is the head of private equity investment for Southport Lane, as well as a member of our Investment Committee. Prior to co-founding Southport Lane, Mr. Scherr worked with several financial services companies, most recently as an executive director at Nomura Securities from 2007 to 2010, where he provided derivative and structured solutions to institutional investors and family offices. Before Nomura, Mr. Scherr held a similar position with Fortis Bank from 2005 to 2007, and was an investment banker at both Deutsche Bank and Salomon Smith Barney, where he served as an advisor on mergers, acquisitions and restructurings. He also has experience and expertise in venture capital, management consulting and corporate law. Mr. Scherr holds a Bachelor of Science degree from the Johns Hopkins Whiting School of Engineering, a J.D. from the University of Maryland and a Master of Management degree from the Yale School Management.

Darren Fortunato, 48, has served as our Corporate Secretary since the closing of the Acquisition. Mr. Fortunato is responsible for all of our corporate governance compliance functions. He has more than 25 years of experience in a range of legal and business roles with law firms, investment firms, banks and operating companies. Prior to joining Southport, Mr. Fortunato was Senior Vice President, Product Development, with ETF Securities from 2010 to 2012. He has also held executive positions at Merrill Lynch, Societe Generale, and Citigroup, focusing on alternative investment vehicles, registered securities offerings, structured financings, and equity and fixed income derivatives. Mr. Fortunato began his career as a tax attorney with White & Case, LLP advising on financial products and investment funds. Mr. Fortunato holds a Bachelor of Arts degree with Honors in Economics and Government from Dartmouth College, a J.D. from the University of Chicago Law School, an LL.M. (Taxation) from the New York University School of Law, and a Masters of Business Administration degree from the New York University Stern School of Business.

Joel Plasco, 42, has served as member of our Board of Directors since the closing of the Acquisition. Mr. Plasco is Chief Executive Officer of SLS. Prior to joining Southport Lane, he was chairman and co-founder of Ticonderoga Securities LLC, a provider of research-based institutional broking services. Before Ticonderoga, Mr. Plasco was Group Chief Executive officer of Collins Stewart plc, and chief operating officer of Tullett Prebon. He also was the founder and director of NewMedia Spark plc (now Spark Ventures plc), a technology investment firm. Mr. Plasco began his career as a lawyer at Gouldens Solicitors in London (now Jones Day). A graduate of the University of Leeds with a Bachelor of Arts degree with Honors in Economics and History, he earned his law degree from the U.K.’s College of Law.

Jeffrey Devers, 59, is an independent member of the Board of Directors. Mr. Devers has over 30 years of investment experience, developing numerous innovative trading and financing strategies that have consistently delivered positive risk adjusted returns for investors. He was a member of the board of directors of Unity Bank Corporation and previously served as chairman of the board of Entelos, Inc. From 2005 to 2010, Mr. Devers was a founding partner of Imperium Partners Group, LLC, a hedge fund specializing in collateralized loans to growth companies. Prior to that, he was a founding partner and president of Palladin Group, L.P., a leading hedge fund engaged in non-merger arbitrage and private placements, and was also one of the founding partners of Ramius LLC. Additionally, Mr. Devers has held executive roles at Taylor and Co., Bass Brothers and Oppenheimer. He began his career at Shearson Lehman Brothers in 1980. A Certified Public Accountant, Mr. Devers holds a Bachelor of Arts degree from Pennsylvania State University and a Master’s Degree in Business Administration from Harvard Business School.

There are no family relationships among our directors and executive officers.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired. Financial statements will be filed by amendment to this Current Report on Form 8-K pursuant to Item 9.01(a)(4) no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information. Pro forma financial information will be filed by amendment to this Current Report on Form 8-K pursuant to Item 9.01(b)(2) no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
2.1 *	Merger Agreement
2.2 *	Transfer and Assumption Agreement

* Certain schedules and exhibits to these agreements have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally copies of any omitted schedules or exhibits to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Condiments, Inc.

/s/ Alexander C. Burns

Alexander C. Burns

Chief Executive Officer

Date: January 7, 2014

INDEX TO EXHIBITS

Exhibit No.	Description
2.1 +	Merger Agreement
2.2 +	Transfer and Assumption Agreement

+ Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally copies of any omitted schedules or exhibits to the Commission upon request.